Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gordon R. Arnold, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Sierra Monitor Corporation on Form 10-QSB for the quarterly period ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Sierra Monitor Corporation.

Date:

May 14, 2007

By:

/s/ Gordon R. Arnold

Gordon R. Arnold

Chief Executive Officer

Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Sierra Monitor Corporation and will be retained by Sierra Monitor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.